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                                                                    Exhibit 16.1

          PHILIP J. ELENIDIS & COMPANY
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                                                    CERTIFIED PUBLIC ACCOUNTANTS


                                            May 23, 2002

Securities and Exchange Commission
Washington, DC 20549

Gentlemen:

     I have read Item 4 of the report on Form 8-K of Eye Care International, Inc. for May 23, 2002, and I agree with the statements contained therein insofar as they relate to our firm.


                                               Very truly yours,

                                               /s/ Philip J. Elenidis

                                                   Philip J. Elenidis

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